                                                  BOSTON PROPERTIES, INC.
                                                  800 BOYLSTON STREET, SUITE 400
                                                  BOSTON, MA 02199
                                                  (NYSE: BXP)





AT THE COMPANY                   AT THE FINANCIAL RELATIONS BOARD
Elaine M. Quinlan                Marianne Stewart - General Info. (212) 661-8030
Director of Investor Relations   Claire Koeneman - Analyst (312) 266-7800
617-236-3300                     Judith Sylk-Siegel - Media (212) 661-8030


FOR IMMEDIATE RELEASE:
July 27, 1999

                        BOSTON PROPERTIES, INC. ANNOUNCES
                           SECOND QUARTER 1999 RESULTS


BOSTON, MA, JULY 27, 1999 - Boston Properties, Inc. (NYSE: BXP) today reported results for the second quarter ended June 30, 1999.

Funds from Operations (FFO) for the quarter ended June 30, 1999 were approximately $48.7 million, or $0.74 per share basic and $0.72 per share diluted, compared to FFO of approximately $38.9 million, or $0.63 per share basic and diluted, for the quarter ended June 30, 1998. The weighted average number of basic and diluted shares outstanding totaled 65,533,924 and 79,329,377, respectively, for the quarter ended June 30, 1999 and 61,694,041 and 62,284,095, respectively, for the same quarter last year.

FFO for the six months ended June 30, 1999 were approximately $94.3 million, or $1.46 per share basic and $1.42 per share diluted, compared to FFO of approximately $68.3 million, or $1.18 per share basic and $1.16 per share diluted, for the six months ended June 30, 1998. The weighted average number of basic and diluted shares outstanding totaled 64,539,307 and 77,562,965, respectively, for the six months ended June 30, 1999 and 58,009,458,and 58,613,375, respectively, for the same period last year.

Revenues were approximately $191.6 million for the quarter and $379.3 million for the six months ended June 30, 1999, compared to revenues of approximately $108.0 million and $203.6 million for the same periods in 1998. Net income available to common shareholders for the quarter was approximately $27.2 million and $52.2 million for the six months ended June 30, 1999, compared to $29.9 million and $49.6 million for the same periods in 1998. Income before extraordinary gain per share for the quarter was $0.42 per share basic and $0.41 per share diluted, compared to $0.42 per share basic and diluted last year. Income before extraordinary

Boston Properties, Inc.
Announces 2Q99 Results
Page 2


gain per share for the six months ended June 30, 1999 was $0.81 per share basic and $0.80 per share diluted, compared to $0.79 per share basic and diluted for the same period last year.

The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter ended June 30, 1999. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

As of June 30, 1999, the Company's portfolio consisted of 127 properties comprising more than 33.4 million square feet, including eight properties under development totaling approximately 2.3 million square feet. The overall occupancy rate for the properties in service as of June 30, 1999 was 97.6%.

Properties under development which were placed in service during the second quarter include:

- The Arboretum, a 95,584-square-foot Class A office building located in Reston, Va., which is currently 100% leased.
- Eight Cambridge Center, a 177,226-square-foot Class A office building located in Cambridge, Mass., which is currently 100% leased.
- 200 West Street, a 248,341-square-foot office building located in Waltham, Mass., which is currently 95% leased.

Additional highlights of the second quarter include:

- Acquisition of 510 Carnegie Center, a 234,160-square-foot Class A office building in Princeton, N. J., for approximately $48.0 million, on April 30, 1999.
- Issuance of 4,000,000 shares of the Company's Common Stock resulting in net proceeds of approximately $141.0 million, on May 20, 1999.
- Acquisition of the remaining 50% interest in the development rights associated with 111 Huntington Avenue, a parcel of land located at the Prudential Center in Boston, Mass., which will support an 890,000-square-foot Class A office building, on May 24, 1999. Construction commenced on April 27, 1999.

Transactions completed since the quarter ended June 30, 1999 include:

- Closing of mortgage financing secured by Eight Cambridge Center in Cambridge, Mass., in the amount of $29.0 million at a rate of 7.73%, maturing in July 2010, on July 7, 1999.
- Acquisition of 206 Carnegie Center, a 161,763-square-foot Class A office building in Princeton, N. J., for approximately $27.0 million, on July 9, 1999.
- Closing of mortgage financing secured by University Place in Cambridge, Mass., in the amount of $26.0 million at a rate of 6.94%, maturing in August 2021, on July 26, 1999.

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of office, industrial and hotel properties. The Company is one of the largest owners and developers

Boston Properties, Inc.
Announces 2Q99 Results
Page 2


of office properties in the United States, concentrated in the Northeast Corridor from Virginia to Greater Boston and in downtown San Francisco.

To receive Boston Properties' latest news and corporate developments via fax at no cost, please call 1-800-PRO-INFO; use Company code BXP. Visit the Company's web site at http://www.bostonproperties.com.
Also see http://www.frbinc.com.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, MANY OF WHICH CANNOT BE PREDICTED WITH ACCURACY. ACQUISITIONS THAT ARE PURSUED BY BOSTON PROPERTIES MAY NOT BE CONSUMMATED FOR A VARIETY OF REASONS, INCLUDING A FAILURE TO REACH AGREEMENT WITH THE SELLING PARTY REGARDING THE ACQUISITION PRICE OR OTHER TERMS OF A CONTRIBUTION OR ACQUISITION AGREEMENT. AGREEMENTS THAT THE COMPANY ENTERS INTO MAY BE TERMINATED FOR A VARIETY OF REASONS, INCLUDING A FAILURE BY THE COMPANY OR THE OTHER PARTY TO FULFILL ALL CONDITIONS REQUIRED FOR CONSUMMATION OF THE AGREEMENTS.

Financial tables follow.

                                       ###

                                  BOSTON PROPERTIES, INC.
                           CONSOLIDATED STATEMENTS OF OPERATIONS
                (unaudited and in thousands, except for per share amounts)



                                                                  THREE MONTHS ENDED               SIX MONTHS ENDED
                                                               -------------------------       -------------------------
                                                                JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                                                 1999            1998            1999            1998
                                                               ---------       ---------       ---------       ---------
Revenue
    Rental:
        Base rent                                              $ 158,070       $  87,806       $ 309,679       $ 167,075
        Recoveries from tenants                                   17,252           9,805          34,666          19,362
        Parking and other                                         12,087           1,595          23,011           2,706
                                                               ---------       ---------       ---------       ---------
            Total rental revenue                                 187,409          99,206         367,356         189,143
    Development and management services                            3,611           4,383           7,658           6,159
    Interest and other                                               620           4,452           4,266           8,341
                                                               ---------       ---------       ---------       ---------
            Total revenue                                        191,640         108,041         379,280         203,643
                                                               ---------       ---------       ---------       ---------
Expenses
    Operating                                                     60,306          27,403         117,656          53,933
    General and administrative                                     7,352           5,800          13,962          10,621
    Interest                                                      49,219          23,814          99,678          48,743
    Depreciation and amortization                                 29,443          16,594          57,237          29,689
                                                               ---------       ---------       ---------       ---------
            Total expenses                                       146,320          73,611         288,533         142,986
                                                               ---------       ---------       ---------       ---------
Income before minority interests and joint venture income         45,320          34,430          90,747          60,657
Minority interests in property partnerships                         (139)           (106)         (4,294)           (229)
Income from unconsolidated joint venture                             229              --             442              --
                                                               ---------       ---------       ---------       ---------
Income before minority interest in Operating Partnership          45,410          34,324          86,895          60,428
Minority interest in Operating Partnership                       (16,505)         (7,967)        (32,217)        (14,440)
                                                               ---------       ---------       ---------       ---------
Income before preferred dividend                                  28,905          26,357          54,678          45,988
Preferred dividend                                                (1,682)             --          (2,521)             --
                                                               ---------       ---------       ---------       ---------
Income before extraordinary gain                                  27,223          26,357          52,157          45,988
Extraordinary gain, net                                               --           3,564              --           3,564
                                                               ---------       ---------       ---------       ---------
Net income available to common shareholders                    $  27,223       $  29,921       $  52,157       $  49,552
                                                               ---------       ---------       ---------       ---------
                                                               ---------       ---------       ---------       ---------
Basic earnings per share:
    Income before extraordinary gain                           $    0.42       $    0.42       $    0.81       $    0.79
    Extraordinary gain, net                                           --            0.06              --            0.06
                                                               ---------       ---------       ---------       ---------
    Net income available to common shareholders                $    0.42       $    0.48       $    0.81       $    0.85
                                                               ---------       ---------       ---------       ---------
                                                               ---------       ---------       ---------       ---------
    Weighted average number of common shares outstanding          65,534          61,694          64,539          58,009
                                                               ---------       ---------       ---------       ---------
                                                               ---------       ---------       ---------       ---------
Diluted earnings per share:
    Income before extraordinary gain                           $    0.41       $    0.42       $    0.80       $    0.79
    Extraordinary gain, net                                           --            0.06              --            0.06
                                                               ---------       ---------       ---------       ---------
    Net income available to common shareholders                $    0.41       $    0.48       $    0.80       $    0.85
                                                               ---------       ---------       ---------       ---------
                                                               ---------       ---------       ---------       ---------
    Weighted average number of common and common
        equivalent shares outstanding                             66,337          62,284          65,161          58,613
                                                               ---------       ---------       ---------       ---------
                                                               ---------       ---------       ---------       ---------

                              BOSTON PROPERTIES, INC.
                            CONSOLIDATED BALANCE SHEETS




                                                                               JUNE 30,       DECEMBER 31,
                                                                                1999             1998
                                                                             -----------       -----------
                                                                             (UNAUDITED)
                                                                          (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                               ASSETS

Real estate:                                                                 $ 5,127,469       $ 4,917,193
     Less: accumulated depreciation                                             (411,705)         (357,384)
                                                                             -----------       -----------
            Total real estate                                                  4,715,764         4,559,809

Cash and cash equivalents                                                         32,225            12,166
Notes receivable                                                                      --           420,143
Escrows                                                                           24,082            19,014
Tenant and other receivables, net                                                 53,059            40,830
Accrued rental income, net                                                        72,535            64,251
Deferred charges, net                                                             50,946            46,029
Prepaid expenses and other assets                                                 28,142            26,058
Investments in joint ventures                                                     42,077            46,787
                                                                             -----------       -----------
          Total assets                                                       $ 5,018,830       $ 5,235,087
                                                                             -----------       -----------
                                                                             -----------       -----------
                     LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
     Mortgage notes payable                                                  $ 2,799,507       $ 2,653,581
     Notes payable                                                                    --           420,143
     Unsecured line of credit                                                    142,000            15,000
     Accounts payable and accrued expenses                                        61,860            42,897
     Dividends payable                                                            45,559            40,494
     Accrued interest payable                                                      7,837             7,307
     Other liabilities                                                            22,946            27,950
                                                                             -----------       -----------
          Total liabilities                                                    3,079,709         3,207,372
                                                                             -----------       -----------

Commitments and contingencies                                                         --                --
Minority interests                                                               781,999         1,079,234
Series A Convertible Redeemable Preferred Stock, liquidation preference
     $50.00 per share, 2,000,000 shares issued
     and outstanding                                                             100,000                --
Stockholders' equity:
     Excess stock, $.01 par value, 150,000,000 shares
          authorized, none issued or outstanding                                      --                --
     Common stock, $.01 par value, 250,000,000 shares
          authorized, 67,893,386 and 63,527,819 issued and
          outstanding in 1999 and 1998, respectively                                 678               635
     Additional paid-in capital                                                1,068,016           955,711
     Dividends in excess of earnings                                             (11,572)           (7,865)
                                                                             -----------       -----------
          Total stockholders' equity                                           1,057,122           948,481
                                                                             -----------       -----------
                  Total liabilities and stockholders' equity                 $ 5,018,830       $ 5,235,087
                                                                             -----------       -----------
                                                                             -----------       -----------

                             BOSTON PROPERTIES, INC.
                              Funds from Operations
           (unaudited and in thousands, except for per share amounts)



                                                              THREE MONTHS ENDED           SIX MONTHS ENDED
                                                                   JUNE 30,                   JUNE 30,
                                                            -----------------------     -----------------------
                                                              1999          1998          1999           1998
                                                            ---------     ---------     ---------      --------
Income before minority interests                            $  45,320     $  34,430     $  90,747      $ 60,657

Add:
      Real estate depreciation and amortization                29,238        16,415        56,787        29,359
      Income from unconsolidated joint venture                    229            --           442            --
Less:
      Minority property partnership's share
         of Funds from Operations                                (128)         (138)       (3,291)         (282)
      Preferred dividends and distributions                    (8,293)           --       (15,505)           --
                                                            ---------     ---------     ---------      --------

Funds from operations                                       $  66,366     $  50,707     $ 129,180      $ 89,734
                                                            ---------     ---------     ---------      --------
                                                            ---------     ---------     ---------      --------

Funds from operations available to common shareholders      $  48,673     $  38,938     $  94,343      $ 68,287
                                                            ---------     ---------     ---------      --------
                                                            ---------     ---------     ---------      --------

Weighted average shares outstanding - basic                    65,534        61,694        64,539        58,009
                                                            ---------     ---------     ---------      --------
                                                            ---------     ---------     ---------      --------
      Per share - basic                                     $    0.74     $    0.63     $    1.46      $   1.18
                                                            ---------     ---------     ---------      --------
                                                            ---------     ---------     ---------      --------

Weighted average shares outstanding - diluted                  79,329        62,284        77,563        58,613
                                                            ---------     ---------     ---------      --------
                                                            ---------     ---------     ---------      --------
      Per share - diluted                                   $    0.72     $    0.63     $    1.42      $   1.16
                                                            ---------     ---------     ---------      --------
                                                            ---------     ---------     ---------      --------

                             BOSTON PROPERTIES, INC
                               PORTFOLIO OCCUPANCY

                                            Occupancy by Location
                                      June 30, 1999    December 31, 1998
                                     --------------    -----------------
Greater Boston                               96.9%                97.0%
Greater Washington, D.C.                     96.1%                98.5%
Midtown Manhattan                            99.9%                99.9%
Baltimore, MD                               100.0%                99.8%
Richmond, VA                                 96.2%                98.8%
Princeton/East Brunswick, NJ                 99.8%                98.7%
Greater San Francisco                        98.0%                98.5%
Bucks County, PA                            100.0%               100.0%
                                     --------------    -----------------
         Total Portfolio                     97.6%                98.4%
                                     --------------    -----------------
                                     --------------    -----------------


                                             Occupancy by Type
                                     June 30, 1999     December 31, 1998
                                     --------------    ------------------
Class A Office Portfolio                     98.0%                 98.8%
R&D Portfolio                                96.4%                 99.2%
Industrial Portfolio                         90.4%                 89.3%
                                     --------------    ------------------
         Total Portfolio                     97.6%                 98.4%
                                     --------------    ------------------
                                     --------------    ------------------